POOLED CONSIDERATION AGREEMENT

      This Pooled Consideration Agreement (the "Agreement") is made and entered into as of the 17th day of March, 1997, by and among Unapix Entertainment, Inc., a Delaware corporation ("Buyer"); G. Paul Sullivan ("Sullivan"); Paul Speer ("Speer"); David Lanz ("Lanz"); Kevin Garrison ("Garrison"); Kipp Kilpatrick ("Kilpatrick", collectively, Sullivan, Speer, Lanz, Garrison and Kilpatrick are referred to herein as the "Shareholders"); and Charles E. Walsh ("Walsh"); and Critical Mass, L.L.C., a Washington limited liability company ("CM").

                                    RECITALS

      1. The Buyer and the Shareholders have entered into a stock purchase agreement of even date herewith pursuant to which the Buyer is acquiring all of the issued and outstanding shares of the common stock , no par value per share, of Miramar Images, Inc., a Washington corporation (the "Company") as well as certain debt of the Company held by the Shareholders (as amended from time to time in writing, the "Stock Purchase Agreement").

      2. The Buyer has entered into an assignment agreement of even date herewith, with Walsh regarding the purchase from Walsh of certain debt of the Company held by him (as amended from time to time in writing, the "Assignment Agreement").

      3. The Shareholders and Walsh have formed CM for the purposes of pooling their interests in the receipt of consideration to be paid by the Buyer pursuant to the Stock Purchase Agreement and the Assignment Agreement.

      4. The Stock Purchase Agreement and Assignment Agreement contemplate that the consideration to be paid by the Buyer thereunder shall be conveyed (in accordance with the direction of the Shareholders and Walsh) to CM on behalf of the Shareholders and Walsh in accordance with the terms hereof.

      5. The Shareholders and Walsh acting collectively, direct the Buyer to remit the consideration referred to in Sections 1(b) and (c) below to CM in which they each have a beneficial interest, and each of the Shareholders and Walsh acknowledge that the Buyer shall not have any obligation to verify their interests or relative share of beneficial ownership in CM.

      6. The Shareholders and Walsh are the only beneficial owners of CM.

      NOW, THEREFORE, in consideration for the terms of the Stock Purchase Agreement and the Assignment Agreement, the parties hereto hereby agree as follows:

      1. The Buyer shall deliver the following in consideration:

      (a) 38,347 shares of Buyer's common stock $.01 par value per share (the "Common Stock") delivered directly to, and in the names of the Shareholders and Walsh in accordance with the table set forth as Schedule X hereto (the "Disbursed Shares"); plus

      (b) 205,402 shares of Common Stock to be placed in an account described below (the "Escrow Stock"), on the Closing Date (as defined in the Stock Purchase Agreement and the Assignment Agreement) including the proceeds thereof, less the proceeds of which are disbursed to Buyer from time to time as expressly provided below; plus

      (c) to the extent not satisfied out of the proceeds of the Escrow Stock, payments to CM of amounts necessary to timely satisfy the principal and interest obligations set forth on Schedule X hereto (collectively, the "Debt Service Obligations").

      2. The Escrow Stock will be placed in an account maintained with Burnham Securities, Inc. (the "Account") in the name of CM; provided CM (i) shall have no control of or access to the Account, the Escrow Stock or the proceeds thereof except as expressly provided below; and (ii) hereby grants a plenary power-of-attorney to Buyer to, from time to time in its sole discretion, liquidate the Escrow Stock and distribute the proceeds thereof as expressly provided for below.

      3. From time to time, the Buyer may liquidate some or all of the Escrow Stock and use the proceeds to (i) satisfy the Debt Service Obligations; and (ii) reimburse itself for Debt Service Obligations previously satisfied by the Buyer in cash or other amounts due Buyer from the Shareholders, Walsh and CM (a "Reimbursement"). Notwithstanding anything herein to the contrary, an aggregate of $530,000 of Escrow Stock (valued as of one or more "Valuation Date" as defined in Section 4 hereof) and the proceeds thereof (such aggregate amount of Escrow Stock and proceeds thereof to be identified by the Buyer in its sole discretion at any time on or prior to the Maturity Date (defined below)) shall not be subject to a Reimbursement for amounts due Buyer solely from one or more Shareholders (and not from Walsh). Buyer will provide CM with a telecopied notice of any liquidation of the Escrow Stock and the nature and amount of the disbursement of the proceeds thereof within five (5) business days of each such liquidation. Amounts paid to CM by Buyer pursuant to Section 1(c) and this
Section 3 shall (after taking into account reductions in Debt Service Obligations pursuant to Section 4 below) be applied first to accrued and unpaid interest accruing pursuant to Schedule X and next to amortize the principal amount reflected on Schedule X.

      4. CM may notify Buyer at any time by telecopy that it does not want some or all of a specified number of shares of the then unsold Escrow Stock not then necessary to provide a Reimbursement, to be sold, in which case, the Buyer shall maintain in such Account (and not sell) such number of shares of the Escrow Stock. Upon receipt of such notice by Buyer, the Debt Service Obligations shall be reduced by an amount equal to the closing sale price of the Common Stock on the dates specified by the Buyer in one or more notices to CM as the date or dates on which such shares would have been sold (the "Valuation Date") (which dates shall be (i) subsequent to such notice to Buyer from CM, and (ii) prior to the one year anniversary of the date hereof (the "Maturity Date")), multiplied by the number of some or all of such shares of Escrow Stock to be held as is specified in Buyer's notice to CM, plus interest that would have accrued on such amount from the Valuation Date at the interest rate set forth in Schedule X.

      5. On the Maturity Date, the Escrow Stock and proceeds thereof not necessary to satisfy any remaining Debt Service Obligations shall be disbursed to CM.

      6. The Shareholders and Walsh agree that the Disbursed Shares shall may not be sold, transferred or assigned or incumbered in any manner prior to the Maturity Date and each certificate evidencing one or more of the Disbursed Shares shall bear appropriate legends consistent with this restriction.

      7. The Shareholders, Walsh and CM (by way of hypothecation) hereby grant to Buyer a security interest in the Common Stock maintained in the Account and the proceeds to secure any and all obligations of the Shareholders and Walsh to Buyer.

      8. Notices hereunder to be sent to Buyer shall be sent to:

                        Michael R. Epps, General Counsel
                        Unapix Entertainment, Inc.
                        200 Madison Avenue
                        New York, New York 10016
                        Telephone: 212-252-7600
                        Telecopy:   212-252-7628

         Notices to be sent to CM shall be sent to:

                        Kevin J. Garrison
                        Garrison & Kelley CPA's, PLLC
                        12000 NE 8th, Suite 204
                        Bellevue, Washington 98005
                        Telephone: 206-455-5578
                        Telecopy:   206-646-4266

         With a copy to:

                        Edward R. Langenbach, Esq.
                        Cable, Langenbach, Kinerk, Bauer & Leshiner, LLP 1000 Second Avenue - Suite 3500
                        Seattle, Washington 98104
                        Telephone: 206-292-8800
                        Telecopy:   206-292-0494

      9. Reference is made to the obligations of the Shareholders set forth in
Section 1.4 of the Stock Purchase Agreement and the representations and warranties of the Shareholders in Sections 1.5 and 1.6 of the Stock Purchase Agreement and CM hereby adopts and assumes such obligations and makes such representations and warranties with respect to the Common Stock deposited in the Account, mutatis mutandis.

      10. Whenever and so often as reasonably requested by Burnham Securities, Inc. or the Buyer, CM, the Shareholders and Walsh will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further effectuate the purposes hereof and the transactions intended to be effected by this Agreement.

      11. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but this Agreement and the rights, interests or obligations hereunder shall not be assigned by any of the parties hereto without the expressed written consent of the other parties. No provision in this Agreement is intended to create any right in persons or entities other than the parties hereto, their successors and assigns.

      12. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed and delivered.

                                       UNAPIX ENTERTAINMENT, INC.


                                       By: /s/ David M. Fox
                                           -----------------------------
                                           Name:  David M. Fox
                                           Title: President & CEO


                                       Critical Mass, L.L.C.


                                       By: /s/ G. Paul Sullivan
                                           -----------------------------
                                           Name:  G. Paul Sullivan
                                           Title: Member



                                             /s/ G. Paul Sullivan
                                             ----------------------------
                                             G. Paul Sullivan



                                             ____________________________

                                             Paul Speer



                                             ____________________________
                                             David Lanz



                                             ____________________________
                                             Kevin Garrison



                                             /s/ Kipp Kilpatrick
                                             ----------------------------
                                             Kipp Kilpatrick



                                             ____________________________
                                             Charles E. Walsh

      IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed and delivered.

                                       UNAPIX ENTERTAINMENT, INC.


                                       By: ______________________________
                                           Name:
                                           Title:


                                       Critical Mass, L.L.C.


                                       By: /s/ Kevin J. Garrison
                                           -----------------------------
                                           Name:  Kevin J. Garrison
                                           Title: Member




                                             ____________________________
                                             G. Paul Sullivan



                                             /s/ Paul Speer
                                             ----------------------------
                                             Paul Speer



                                             /s/ David Lanz
                                             ----------------------------
                                             David Lanz



                                             /s/ Kevin Garrison
                                             ----------------------------
                                             Kevin Garrison



                                             ____________________________
                                             Kipp Kilpatrick



                                             ____________________________
                                             Charles E. Walsh

      IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed and delivered.

                                       UNAPIX ENTERTAINMENT, INC.


                                       By: _____________________________
                                           Name:
                                           Title:


                                       Critical Mass, L.L.C.


                                       By: _____________________________
                                           Name:
                                           Title:



                                             ____________________________
                                             G. Paul Sullivan



                                             ____________________________
                                             Paul Speer



                                             ____________________________
                                             David Lanz



                                             ____________________________
                                             Kevin Garrison



                                             ____________________________
                                             Kipp Kilpatrick



                                             /s/ Charles E. Walsh
                                             ----------------------------
                                             Charles E. Walsh

                                   SCHEDULE X


                     ------------------------------------------------
                                              PRINCIPAL
                        DATE                   PAYMENT
                     ------------------------------------------------
                     CLOSING DATE           $ 865,387.46
                     ------------------------------------------------
                     3/31/97                $  10,548.68
                     ------------------------------------------------
                     4/30/97                $   5,999.79
                     ------------------------------------------------
                     5/31/97                $   6,013.07
                     ------------------------------------------------
                     6/30/97                $   6,026.51
                     ------------------------------------------------
                     7/31/97                $   6,040.11
                     ------------------------------------------------
                     8/31/97                $   6,053.87
                     ------------------------------------------------
                     9/30/97                $   6,061.18
                     ------------------------------------------------
                     10/30/97               $   6,081.86
                     ------------------------------------------------
                     11/30/97               $   6,096.10
                     ------------------------------------------------
                     12/30/97               $   6,110.51
                     ------------------------------------------------
                     1/30/98                $   6,125.09
                     ------------------------------------------------
                     2/28/98                $   6,139.83
                     ------------------------------------------------
                     Maturity Date          all outstanding principal
                     ------------------------------------------------

----------
Additionally, accrued interest on the outstanding principal balance (less amounts deducted pursuant to Section 4 hereof) at an assumed interest rate of 10.44% per annum shall be due and payable on the 15th and the last business day of each month and on the Maturity Date; provided, however, that interest on amounts more than fifteen (15) days past due hereunder shall accrue at the rate of 13% per annum.

                         Allocation of Disbursed Shares


                                             Number of Shares
                                             ----------------

Charles E. Walsh                                  15,790

Kipp Kilpatrick                                      913

G. Paul Sullivan                                  13,074

Paul Speer                                         4,066

David Lanz                                         3,219

Kevin Garrison                                     1,285
                                                  ------
                                                  38,347


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